SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2003

CELL THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Washington	001-12465	91-1533912
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

501 Elliott Avenue West, Suite 400

Seattle, WA 98119

(Address of principal executive offices) (Zip Code)

(206) 282-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 5.    Other Events.

On June 17, 2003, Cell Therapeutics, Inc. (“CTI”) issued a press release announcing that it intended to offer, subject to market and other conditions, convertible senior subordinated notes due 2010 (the “Notes”) through an offering to qualified institutional buyers. This press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On June 18, 2003, CTI issued a press release announcing the pricing of its offering of the Notes to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. This press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit	Description

99.1	Press release of Cell Therapeutics, Inc. issued on June 17, 2003.

99.2	Press release of Cell Therapeutics, Inc. issued on June 18, 2003.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELL THERAPEUTICS, INC. a Washington corporation

June 18, 2003	By:	/s/ LOUIS A. BIANCO
Louis A. Bianco Executive Vice President, Finance and Administration

3

Index to Exhibits

Exhibit	Description

99.1	Press release of Cell Therapeutics, Inc. issued on June 17, 2003.

99.2	Press release of Cell Therapeutics, Inc. issued on June 18, 2003.